Exhibit 13.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amendment No. 1 to the annual report on Form 20-F/A of Critical Metals Corp. (the “Company”) for the twelve months ended June 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Tony Sage, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Tony Sage
Tony Sage
Chief Executive Officer, Executive Chairman and Director

Date: October 14, 2025